                                                                    EXHIBIT 23.1


            Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 10, 2006, with respect to the consolidated financial statements of Spheris Inc. included in Amendment No. 2 to the Registration Statement (Form S-4 No. 333-132641) and related Prospectus of Spheris Inc.


                                        /s/ Ernst & Young LLP


Nashville, TN
May 2, 2006